RELMADA
THERAPEUTICS

REL-1017-202 Phase 2 Study Top Line Results

Ottavio V. Vitolo, M.D., M.M.Sc.

SVP, Head of R&D and Chief Medical Officer

Conference Call 15 October 2019

REL-1017-202: a Phase 2 Study of REL-1017 at Two Doses in Subjects with Treatment Resistant Depression



Placebo
All Patients
25 mg
All Patients
50 mg
SAFER interview - CTNI-MGH
CI
Dosing Period
Days 1 to 7
Observation Period
Days 8 to 14
FU
Screening Period
Days -30 to -2
CRU Inpatient
Days -1 to 9
Follow-Up
Days 15 to 21
-30 -29 -28 -27 -26 -25 -24 -23 -22 -21 -20 -19 -18 -17 -16 -15 -14 -13 -12 -11 -10 -9 -8 -7 -6 -5 -4 -3 -2 -1 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21
Study Day
CI = Check-In; CRU = Clinical Research Unit; FU = Follow-Up

Study REL-1017-202 Was Designed to Provide Data on Safety, PK and Efficacy of REL-1017 in Treatment Resistant Depression

Primary Objectives	Primary Endpoints
Safety and tolerability of 25 mg and 50 mg of REL-1017 vs Placebo as adjunctive treatment	PE, Laboratory studies, ECG, AEs CADSS (dissociative symptoms) 4-item PSRS (psychotomimetic symptoms) COWS (opiate withdrawal symptoms) C-SSRS (suicidality)
Secondary Objectives	**Secondary Endpoints**
To characterize pharmacokinetic (PK) profile of REL-1017 25 mg and 50 mg x 7 days	PK parameters for both 25 and 50 mg qday
To explore the efficacy of 25 mg and 50 mg of REL-1017 as adjunctive treatment in patients with TRD	Change from BSL at Day 2, 4, 7 and 14 on: • MADRS • SDQ • CGI-S Difference in CGI-I score placebo vs treatment groups Day 2 to 14

PE: Physical exam; ECG: Electrocardiogram; AEs: Adverse Events; CADSS: Clinician Administered Dissociative States Scale; PSRS: Positive Symptom Rating Scale; COWS: Clinical Opiate Withdrawal Scale; C-SSRS: Columbia-Suicide Severity Rating Scale; MADRS: Montgomery Asberg Depression Rating Scale; SDQ: Symptoms of Depression Questionnaire; CGI-S and CGI-I: Clinical Global Impression- Severity and Improvement

Subjects' Disposition, Demographic Characteristics and Depression Severity Were Homogeneously Distributed Across Arms

	Placebo	REL-1017 25 mg	REL-1017 50 mg	All Subjects
Randomized Subjects	22	19	21	62
Completed all visits (Day 21)	20	18	19	57
Received all doses	21	19	21	61
Age: mean years (SD)	49.7 (11.1)	49.4 (12.4)	48.6 (10.9)	49.2 (11.3)
Females	11 (50%)	8 (42.1%)	9 (42.9%)	28 (45.2%)
Subjects ITT	22	19	21	62
Subjects PPP	21	19	21	61
Screening HAMD - Mean (SD)	25.6 (3.5)	25.1 (3.5)	25.0 (3.8)	25.3 (3.6)
Baseline MADRS - Mean (SD)	33.8 (4.0)	32.9 (6.0)	35.2 (3.9)	34.0 (4.7)

ITT: Intent-To-Treat; PPP: Per-Protocol-Population; HAMD: Hamilton Depression Rating Scale; MADRS: Montgomery-Asberg Depression Rating Scale

RELMADA THERAPEUTICS

Study REL-1017-202 Key Safety Findings

REL-1017-202 results confirm the favorable tolerability and safety profile observed in the Phase 1 SAD and MAD studies
Only Mild and Moderate AEs - no SAEs
No increased prevalence of specifically relevant organ group AEs in treatment groups vs placebo
No evidence of treatment induced dissociative symptoms in the treatment groups vs placebo
No evidence of treatment induced psychotomimetic symptoms in treatment groups vs placebo
No evidence of opiate withdrawal symptoms in treatment groups vs placebo

Study REL-1017-202 Key Efficacy Findings

REL-1017 25 mg and 50 mg show rapid onset and sustained antidepressant efficacy with statistically significant differences compared to placebo on all efficacy measures
Solid efficacy results on MADRS with P values < 0.03 and large effect sizes (0.7- 1.0) from Day 4 to Day 14
CGI-S and CGI-I solid findings consistent with MADRS results with P values and effect sizes of similar magnitude
SDQ scores with moderate effect size differences (d=0.4 and 0.5) from Day 4 to Day 7 and with both statistically significant differences and large effect size for both 25 mg (P = 0.0066; d = 9.9) and 50 mg (P= 0.0014; d = 1.1) arms at Day 14
Study demonstrates rapid onset and long lasting antidepressant efficacy
Findings support continuing clinical development and larger pivotal study

MADRS Scores in the Treatment Groups Achieved Statistically Significant Difference vs Placebo from Day 4 through Day 14


MADRS Change from Baseline - ITT Population
0
-5
-10
-15
-20
-25
Least-Square Mean Change
Placebo
REL-1017 25mg
REL-1017 50mg
P = 0.0096; d = 0.8
P = 0.0087; d = 0.9
P = 0.0308; d = 0.7
P = 0.0122; d = 0.8
P = 0.0103; d = 0.9
P = 0.0039; d = 1.0
Day 2
Day 4
Day 7
Day 14

MADRS: Montgomery-Asberg Depression Rating Scale; ITT: Intent-To-Treat; Error Bars: Standard Errors; P and d values as Treatment vs Placebo

CGI-S Scores Achieved Statistically Significant Difference vs Placebo from Day 4 for REL-1017 50 mg and for both Doses on Day 7 and Day 14


CGI-S Change from Baseline - ITT Population
Least-Square Mean Change
0
-0.5
-1
-1.5
-2
-2.5
Day 2
Day 4
Day 7
Day 14
Placebo
REL-1017 25 mg
REL-1017 50 mg
P = 0.0951; d = 0.5
P = 0.0272; d = 0.7
P = 0.0245; d = 0.7
P = 0.0253; d = 0.7
P = 0.0454; d = 0.7
P = 0.0043; d = 0.9

CGI-S: Clinical Global Impression of Severity; ITT: Intent-To-Treat; Error Bars = Standard Errors; P and d values as Treatment vs Placebo